SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                            ----------------------


       Date of Report (Date of earliest event reported): September 8, 2001
                                                         ---------------



                               NEW CINEMA PARTNERS
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                   0-31315                   87-0772357
     ----------------------         ---------            ----------------------
   (State of incorporation or       (Commission            (I.R.S. Employer
         organization)              File Number)          Identification Number)


           3200 Dufferin St. #404, North York, Ontario M6A 2T3
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's  telephone  number,  including  area  code:  (416)297 2788
                                                                ---------------



ITEM  2.    Acquisition or Disposition of Assets
- --------   -----------------------------------


     On August 31, 2001, the Registrant publicly disseminated a press release announcing that the Registrant had reached and agreement with Imperial Logistics Inc. of Quebec, Canada ("ILI") which grants the Company an extension for closing date of its purchase of ILI. The agreement had originally called for a closing by August 31, 2001 and has now been extended until November 30, 2001.

     The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.




ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.
- -------    -------------------------------------


Exhibit                                                  Sequential
Number          Description                              Page  Number
- ------          -----------                              ------------

99.1            The  Registrant's  Press  Release               3
                   dated  August 31,  2001






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEW CINEMA PARTNERS
                                   -------------------
                                  (Registrant)


Date: September 8, 2001              /s/ Martin Lapedus
                                   --------------------
                                   Martin Lapedus
                                   Acting President

[Exhibit  99.1  -  Press  Release ]

The  Registrant's  Press  Release  dated  August 31,  2001.

New Cinema amends acquisition agreement with Imperial Logistics

     TORONTO,  Aug. 31  /PRNewswire/ - New Cinema  Partners (OTC Bulletin Board:
NCPP - news) The Board of Directors of New Cinema Partners has approved the extension of the share exchange agreement for the acquisition of Imperial Logistics of Quebec. (imperiallog.com). The agreement had originally called for a closing by August 31, 2001 and has been extended until November 30, 2001. The extension will allow time for the companies to complete the preparation of filings and financial statements related to the acquisition.

     Paradigm Capital Consultants said that the extension was necessary in order for investors to complete all required due-dilligence related to the financing which is a prerequisite of the transaction.

     The previously announced special meeting of shareholders for September 14, 2001 will be re-set and the shareholders of New Cinema Partners will be properly notified of the new date.

     Imperial Logistics provides a Freight Management Outsourcing system that guarantees freight savings to customers and provides ongoing logistics analysis.

     The transaction requires shareholder approval and the completion of a private placement financing of $500,000 US by Paradigm Capital Consulting. Paradigm Capital stated in a previous announcement that they would raise in excess of $1,000,000 US for Imperial Logistics.

     New Cinema will commence all necessary steps and filings to complete the transaction in a timely manner. Upon closing, in keeping with the change of business direction New Cinema Partners will change its name to Imperial Logistics and James Moore will be named President of the Company upon completion of the acquisition.

     Imperial Logistics website provides virtually any user Globally with One-Stop-Shopping for their shipping and courier needs, at a potentially substantial savings. Imperiallog.com will also allow current and future customers access to Imperial's complete freight management and data warehousing system via the Internet. Imperial's services are currently available Globally, with Imperial's Head Office in Montreal with new offices in Toronto and Imperial's U.S. office in Atlanta.

     This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the ``Act''). In particular, when used in the proceeding discussion, the words ``plan'', ``confident that'', ``believe'', ``expect'', or ``intend to'', and similar conditional expressions are intended to identify forward-looking statements within the meaning of the Act and are subject to safe harbour created by the Act. Such statements are subject to certain risks and uncertainties and actual results could differ materially from those expressed in any forward-looking statements.